BUILDING THE LEADING AMERICAN FIREARMS COMPANY Two American Legacies. One Company. A Bigger Future. Exhibit 99.2

FORWARD-LOOKING STATEMENTS Certain statements contained herein may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, statements regarding the transaction, integration and transition plans, synergies, opportunities and anticipated future performance. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, the risk that expected benefits, synergies and growth opportunities of the transaction may not be achieved in a timely manner or at all; the risk that Smith & Wesson will be unable to retain or hire key personnel; the ability to successfully integrate Savage’s business with Smith & Wesson; the risk that disruption from the transaction may adversely affect Smith & Wesson’s and Savage’s businesses and their respective relationships with customers, vendors or employees; economic, social, political, legislative, and regulatory factors; the impact of tariffs; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; our anticipated growth and growth opportunities; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to effectively manage and execute the relocation; our ability to introduce new products and the success of new products; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2026.

SMITH & WESSON TODAY REVENUE FIREARMS SHIPPED WORKFORCE LOCATIONS BRAND POWER $551M* 1.1M* 1,719 3 174 Years Market Leadership Built on a Position of Strength SOURCE:* TTM July 2026

SAVAGE TODAY A Historic Brand with Strong Consumer Loyalty REVENUE FIREARMS SHIPPED WORKFORCE LOCATIONS BRAND POWER $160M* 500K* 508 2 132 Years SOURCE: *TTM September 2026

$711M** Combined Revenue 1.6M** Firearms Shipped 5 Manufacturing Facilities 2,227 Employees 300+ Years of Combined Brand Heritage STRONGER TOGETHER A Natural Strategic Fit. SOURCE: **TTM SWBI July 2026/ TTM Savage Arms September 2026 #1 Producer of Firearms in America & U.S. Commercial Market Share* SOURCE: *FY2026 YTD – September Dollars/Units sold

Shared customers make up ~ 80%* of business Increased prominence with our customers Many of the same dealers, distributors, and big-box partners, and the same hunters, shooters, and sportsmen and women. One-stop shop for firearms Existing vendor, supply chain, and distribution relationships create immediate go-to-market efficiency. Complementary trade channel strengths Immediately one of the largest commercial firearms manufacturers in the U.S., with a full line. TRADE CHANNEL EFFICIENCY Distributors Buy Groups Strategic Retailers Hunting Law Enforcement Military US Commercial Firearms Unlocking cross-selling and shared customer opportunities Create greater value from the customers we already serve while opening doors to new opportunities neither company could capture as effectively on its own. SOURCE: *TTM SWBI July 2026/ TTM Savage Arms September 2026

PURE-PLAY FIREARMS COMPANY The Most Complete Product Portfolio in the Industry Category Smith & Wesson Savage Combined Pistols ✓ ✓ Revolvers ✓ ✓ Modern Sporting Rifles ✓ ✓ Lever-action Rifles ✓ ✓ ✓ Bolt-action Rifles ✓ ✓ Shotguns ✓ ✓ Suppressors ✓ ✓ The combined portfolio serves every major firearms product segment.

COMBINED TOTAL FIREARMS HANDGUNS RIFLES SHOTGUNS UNIT SHARE/RANKING #1 #1 #2 #6 Revolver - #1 Semi-Auto - #2 MSRs - #1 Semi-Auto - #2 Bolt-Action - #2 Lever-Action - #3 COMBINED PRODUCT LINES ENHANCES MARKET LEADERSHIP 99%+ Non-overlapping Brand & Product Lines SOURCE: GearFire, FY27 YTD (May – Sept) Indicates Increased Market Share From Transaction

Manufacturing Scale & Operational Advantage Five Facilities CANADA UNITED STATES SMITH & WESSON Maryville, TN Headquarters Springfield, MA Manufacturing Houlton, ME Manufacturing 1 2 3 SAVAGE ARMS Westfield, MA Headquarters Lakefield, ON Manufacturing 1 2 1 2 1 2 Strategic Benefits Increased distribution efficiency Capacity balancing Increased sourcing leverage Improved supply chain resiliency 3

TRANSACTION HIGHLIGHTS ACQUISITION OF SAVAGE ARMS Combines two iconic American firearms brands with complementary market positions. Expands Smith & Wesson into the hunting and bolt-action rifle categories. Creates a broader platform spanning handguns, modern sporting rifles, hunting rifles, rimfire products, and shotguns. TRANSACTION OVERVIEW Purchase Price: $160M Structure: Approx. 9 Million Newly Issued Shares and $37.5 Million in Cash Immediately Accretive to EPS by $0.07*; $0.10* after synergies Balance Sheet Impact: Increases Leverage Ratio to Only 1.16 JDH Capital becomes a significant long-term stockholder with board representation SAVAGE PROFILE 132+ Years of firearms heritage TTM Revenue: $160M Leading positions in hunting, competition, and target-shooting rifles and shotguns *Annualized

INSTANT VALUE CREATION STRATEGIC VALUE Expands presence in the large hunting and precision shooting market. Diversifies revenue across complementary firearm categories. Broadens product portfolio and customer reach. FINANCIAL VALUE Immediately accretive to earnings. Immediate EPS accretion of $0.07*/share before synergies. Expected EPS accretion of $0.10*/share after synergies. Initial synergies already identified of approx. $2.5M STOCKHOLDER VALUE Aligns JDH Capital with Smith & Wesson stockholders through equity ownership. Strengthens long-term growth profile and market leadership ambitions. Creates opportunities for innovation, go-to-market efficiencies, and operating scale benefits. Creating a diversified firearms leader with expanded category reach, immediate earnings accretion, a stronger competitive position, and enhanced long-term stockholder value. *Annualized